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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 21, 2000

                             Creditrust Corporation
               (Exact Name of Registrant as Specified in Charter)


                  Maryland                                 000-24619                           52-1754916
(State or Other Jurisdiction of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)

                                 7000 Security Boulevard, Baltimore, Maryland 21244-2534

                                  (Address of Principal Executive Offices)    (ZIP Code)

      Registrant's telephone number, including area code: (410) 594-7000
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Item 3.  Bankruptcy or Receivership.

     On June 21, 2000, Creditrust Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (IN RE: CREDITRUST CORPORATION, Case No. 00-5-7812-JS). Creditrust will continue to run its operations as debtor-in-possession. The Honorable James F. Schneider, United States District Judge, will preside over the case.

     A copy of the voluntary petition of Creditrust is filed as Exhibit 2.1 herewith and incorporated herein by reference.

Item 7.  Exhibits.

     2.1 Voluntary Petition filed on June 21, 2000, IN RE: CREDITRUST CORPORATION, Case No. 00-5-7812-JS.



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDITRUST CORPORATION

                                  By: /s/ JOSEPH K. RENSIN
                                      ---------------------------
                                      Joseph K. Rensin
                                      Chairman of the Board and
                                      Chief Executive Officer

Date: July 6, 2000

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                                 EXHIBIT INDEX
                                 -------------

Exhibit                           Description                           Page No.

2.1               Voluntary Petition filed on June 21, 2000, IN RE:
                  CREDITRUST CORPORATION, Case No. 00-5-7812-JS.



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